Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with Amendment No. 1 to the Annual Report on Form 10-K/A for the period ended December 31, 2012 of Santander Holdings USA, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guillermo Sabater, Comptroller of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all in material respects, the financial condition and results of operations of the Company.

/s/ Guillermo Sabater

Name:  Guillermo Sabater

Title:    Comptroller and
            Senior Executive Vice President

April 4, 2013

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.